Exhibit 99.2

 Transforming How the Immune System Targets and Fights Cancer to Promote Survival  NASDAQ: PDSB   February 2025  Precision Designed Science For Immunotherapy

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 27E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the "Company") and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company's management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project,“ "intend," "forecast," "guidance", "outlook“ and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company's ability to protect its intellectual property rights; the Company's anticipated capital requirements, including the Company's anticipated cash runway and the Company's current expectations regarding its plans for future equity financings; the Company's dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company's operations or require the Company to relinquish rights to the Company's technologies or product candidates; the Company's limited operating history in the Company's current line of business, which makes it difficult to evaluate the Company's prospects, the Company's business plan or the likelihood of the Company's successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for Versamune® HPV, PDS01ADC and other Versamune® and lnfectimune® based product candidates; the future success of such trials; the successful implementation of the Company's research and development programs and collaborations, including any collaboration studies concerning Versamune® HPV, PDS01ADC and other Versamune® and lnfectimune® based product candidates and the Company's interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company's product candidates; the success, timing and cost of the Company's ongoing clinical trials and anticipated clinical trials for the Company's current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company's ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company's currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company's ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company's control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's annual, quarterly and periodic reports filed with the Securities and Exchange Commission (“SEC”). The forward-looking statements are made only as of the date of this presentation and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  Versamune® and lnfectimune® are registered trademarks of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.  Xtandi® is a registered trademark of Astellas Pharma Inc.

Late-Stage Head and Neck Cancer* Program as Value Catalyst

High-Value Lead Program With Strong KOL support

- Versamune® HPV is an HPV16-specific T cell stimulating immunotherapy
- Lead program addressing HPV16-positive recurrent and/or metastatic HNSCC
- $4-5B US & EU market potential for HPV16-positive HNSCC

Growing Unmet Need

- Rapidly growing HPV16-positive indication 50%+ of HNSCC in US/EU
- Unique cancer with atypical presentation and physiology
- No current approved therapy for large HPV16-positive population

Phase 3 HNSCC Trial

- Phase 2 trial resulted in FDA Fast Track designation in R/M HNSCC
- Alignment with FDA on phase 3 trial design
- Trial planned to start in Q1 2025

Potential for Market Leadership Position

- Competing EGFR antibody approaches have reported weaker clinical responses in HPV-positive HNSCC compared to HPV-negative HNSCC
- Strong phase 2 trial safety, response and survival results warrant Phase 3 study
- Versamune® HPV is most clinically advanced HPV16 targeted program

PDS Biotechnology

*Head and neck squamous cell carcinoma (HNSCC)

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Upcoming Milestones 2025-2026 (Phase 2 and Phase 3 Trials)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
☑ Regulatory clearance to start VERSATILE-003							
* File IND for Versamune® MUC1							
Initiate VERSATILE-003 (V-003)							
Data readout from VERSATILE-002 (V-002)							
* Data readout: Versamune® HPV and Versamune® HPV + Pembrolizumab as neoadjuvant in HPV16+ oropharynx cancer							
* Interim data readout: PDS01ADC + HAIP therapy in colorectal & gall bladder cancer							
* Interim data readout: PDS01ADC + Xtandi® in recurrent PET+ prostate cancer							
Complete V-003 patient recruitment							

PDS Biotechnology

* Investigator initiated and funded trials. Trials not run by PDS Biotech; ☑ Completed

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HPV-positive and HPV-negative HNSCC: Two Distinct Diseases[1-3]

Keratinizing squamous cell carcinoma features and frequent **TP53** mutations

Non-keratinizing, basaloid histopathological features and over-expression of **p16**

HPV-negative HNSCC

Alcohol & tobacco
Causes mutations in oncogenic river genes

→ **High rates of disease recurrence or metastasis**

HPV-positive HNSCC

High-risk HPV
Viral oncoproteins E6/E7 degrade tumor suppressor proteins

- High expression of viral genes & T cell presence in tumors → **Treatable with chemotherapy/ radiation**
- Low expression of viral genes & limited T cell infiltration → **Difficult to Treat Disease recurrence or metastasis**

Most effective therapy will target E6 & E7 proteins

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 Significant and Growing Market Potential in HPV16-positive HNSCC  HPV16 to Drive Increased HNSCC Incidence Rates & Exceed 50% of all HNSCC by mid 2030s4  Current estimated US annual incidence of HPV16-positive HNSCC ~ 21,000 (~40-50% of all HNSCC)5-8   Incidence of locally advanced, unresectable, metastatic HPV16-positive HNSCC = 13,6007-9  Versamune® HPV US market potential = $2-3B10  EU HPV+ HNSCC incidence and trends similar to US

Significant Unmet Needs Remain in Recurrent or Metastatic (R/M) HNSCC

Survival on Current Therapies: Approx. 12 months (Published Results[12])

	Pembrolizumab (KEYTRUDA®)	Pembrolizumab Plus Chemo	Chemotherapy + EGFR Inhibitor
Objective Response Rate (ORR)	19%	36%	35%
Progression Free Survival (PFS)	3.2 mos	5.0 mos	5.0 mos
Median Overall Survival (OS)	12.3 mos	13.6 mos	10.3 mos
Treatment Related Grade 3+ Toxicities	17%	72%	69%

Oncologist[10] – Stated Unmet Medical Needs in HNSCC

- **HPV-Specificity:** Need targeted treatment option to address the growing population of HPV16-positive HNSCC and improve outcomes
- **Improved Survival:** Need novel MOA that provides enhanced survival
- **Improved Durability:** Need novel MOA that is clinically effective in broad patient population and provides more durable (long-term) responses.
- **Improved Safety:** Need safe treatments that may be used with or in place of current standard of care and chemotherapy

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 FDA Views Overall Survival (OS) as Primary Endpoint for Approval in R/M HNSCC  KEYNOTE-04812  Pembrolizumab  EGFR antibody (cetuximab) + chemotherapy  LEAP-01014  Pembrolizumab  Pembrolizumab   + lenvatinib  Combination Drug Candidates Have Not Resulted in Improved (OS) over Pembrolizumab  ORR = Objective Response Rate; PFS = Progression Free Survival; OS = Overall Survival

VERSATILE-002: A Global Phase 2 Study of Versamune® HPV and Pembrolizumab in Subjects with HPV16-positive R/M HNSCC

Study Evaluating Effects of Versamune® HPV Attributes on Clinical Responses

Partner

MERCK

Fast Track Designation

Study Treatment

Versamune® HPV

5 doses: 1 mL **Subcutaneous injection** at Cycles 1, 2, 3, 4 & 12)

Pembrolizumab (KEYTRUDA®)

200mg IV Q3W up to 35 Cycles (2 years)

Key Entry Criteria for ICI Naïve Subjects

R/M HNSCC

≥18 years of age

HPV16-positive tumor

Combined positive score (CPS) ≥1

Study Design

Open-label, non-randomized, adaptive design study

31 sites in US and EU

2 Cohorts:
- ICI Naïve
- ICI Resistant

Enrollment complete

Endpoints

Primary:

Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1

Key Secondary:

Overall Survival (OS)

Progression Free Survival (PFS) per RECIST v1.1

Safety and tolerability

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 VERSATILE-002: Most Patients Had Recurrent Disease and Prior Treatment  Historical Responses  Published data reports lower ORR, PFS and OS with pembrolizumab in patients with CPS 1-19 vs. CPS ≥ 2016  Published data reports lower responses in patients with recurrent disease  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV  Key Demographics and Treatment Exposure15  Demographic/Baseline Characteristic  Efficacy Population (N=53)  Age, Median (Min, Max)  64.0 (46, 83)  Sex, n (%)  Male  Female     49 (92.5)  4 (7.5)  Race, n (%)  Asian  Black or African American  White  Other     1 (1.9)  1 (1.9)  50 (94.3)  1 (1.9)  ECOG, n (%)  0  1     30 (56.6)  23 (43.4)  CPS, n (%)  1–19  ≥20     32 (60.4)  21 (39.6)  Prior Therapy*, n (%)   No Prior Therapy  Chemotherapy Only  Chemotherapy + Radiation Therapy     10 (18.9)  3 (5.7)  40 (75.5)  Lower pembrolizumab responses  81.2% with prior treatment

 Percent Change from Baseline in Target Lesions  -50  -25  25  50  75  100  0  -75  -100  -125  CPS Group  1-19   ≥20  CPS Group  Response  Complete Response (CR) 5/53 9.4%  Partial Response (PR) 14/53 26.4%  Stable Disease (SD) 22/53 41.5%  Progressive Disease (PD) 9/53 17.0%   Treatment Ongoing   Confirmed Objective Response Rate (ORR) Based on Investigator Assessment Per RECIST v1.1  Best Percentage Change from Baseline in Target Lesions (mITT population)  11/53 (21%) of patients had 90-100% tumor shrinkage   Deep Tumor Regression Independent of Patient CPS Score  35.8% ORR  Confirmed Disease Control Rate of 77.4%15

 Extended Disease Control in Majority of Patients15  Based on Investigator Assessment Per RECIST v1.1  Best Percentage Change from Baseline in Target Lesions  Spider plot: Sustained CR, PR, and SD responses. Median Duration of Response is 21.8 months  Percent Change from Baselinein Target Lesions  Time of Assessment (Months)  0  2  4  6  8  10  12  14  16  18  20  22  24  1  3  5  7  9  11  13  15  17  19  21  23  -125  -100  150  175  200  225  50  75  100  125  -50  -25  0  25  -75  Response  Complete Response  Partial Response  Stable Disease  Progressive Disease  Treatment Ongoing

 Survival Fraction  0  2  4  6  8  10  12  14  16  18  20  22  24  26  28  30  32  34  36  0.0  0.2  0.4  0.6  0.8  1.0  Censored ‒ Ongoing (N=27)  Censored ‒ Discontinued (N=8)  Discontinued: N=2 Lost to follow up; N=6 withdrawn consent; Ongoing: Patients ongoing and awaiting next clinical assessment  Median Overall Survival of 30 Months15  Multiple Patients Approaching 3 Years of Survival      53 (0)  50 (3)  46 (6)  42 (8)  40 (8)  37 (10)  34 (11)  32 (11)  23 (13)  20 (13)  16 (15)  14 (15)  9 (16)  8 (16)  7 (16)  5 (18)  3 (18)  1 (18)  0 (18)  Number at Risk  Median OS, months (95% CI) = 30.0 (19.7, NE)  Median follow up (months) = 16

 Versamune® HPV plus Pembrolizumab Appears to be well Tolerated17   Protocol stipulates 5 subcutaneous injections of Versamune® HPV: 4 injections over 2 months and a final injection after an additional 6 months  *Grade 3 Combination-TRAE were: Fatigue (2), Rash, Alanine aminotransferase increased, Blood alkaline phosphatase increased, Lymphocyte count decreased, Autoimmune colitis, Colitis, Headache, Acute kidney injury, Hyponatremia, Hyperglycemia,   **Grade 4 Combination-TRAE: encephalitis (case recorded approx. one year after last Versamune® HPV dose)  * TRAE = Treatment Related Adverse Event  8/87 (9%) Patients had a Grade 3 TRAE*; 1/87 (1%) had a Grade 4 TRAE**   TRAEs by Grade  n (%)  Any Combination TRAE  76 (87.4)  Grade 1  40 (46.0)  Grade 2  26 (29.9)  Grade 3  8 (9.2)  Grade 4  1 (1.1)  Grade 5  0  Non-Injection Site TRAEs ≥ 5%  n (%)  Fatigue  30 (34.5)  Headache  13 (14.9)  Diarrhea  10 (11.5)  Pruritis  9 (10.3)  Rash  7 (8.0)  Malaise  6 (6.9)  Pyrexia  6 (6.9)  Pain  5 (5.7)  Cough  5 (5.7)

 VERSATILE-002 Summary of Results15  ESMO 2024*  Published Results*  VERSATILE-002  KEYNOTE-048  LEAP-010  CPS ≥ 1  CPS ≥ 20  CPS ≥ 1  CPS ≥ 20  CPS ≥ 1  Objective Response Rate (ORR)  36%  48%  19%  23%  25%  Median Overall Survival (mOS)  30.0 months  30.0 months  12.3 months  14.9 months  17.9 months  * Not a head-to-head comparison. No controlled or comparative studies have been conducted between Versamune® HPV and pembrolizumab  Study has met primary ORR endpoint by RECIST v1.1 in ICI naïve patients  Disease control rate (DCR) for CPS ≥ 1 was 77.4%  21% of patients had 90-100% tumor shrinkage  The combination treatment was well tolerated  Strong Clinical Responses and Patient Survival Warrant Registrational Trial

 Durable Anti-Tumor Immune Response Observed  Objective Response Rate (ORR)  Patients with Tumor Shrinkage of 90-100%  Patients with Complete Responses (CR)  Disease Control Rate (DCR)  Median Overall Survival  May 2023 (N=34)15  26%  6%  3%  70%  Not Estimable  November 2023 (N=53)16  34%  21%  7.5%  77%  30 months  May 2024 (N=53)12  36%  21%  9.4%  77%  30 months  By promoting potent killer T cells and memory T cells, Versamune® HPV is designed to enable a durable attack on the cancer, leading to potential tumor shrinkage and survival  Time  Responses Improved with Time; Sustained Median OS of 30 Months

Corroborating Biomarker/Clinical Support for Versamune® HPV

IMMUNOCERV Trial Provides Compelling Survival and PFS Results

Results for IMMUNOCERV Phase 2 Trial Results and Published KEYNOTE A18 Results		
	IMMUNOCERV Chemoradiotherapy + Versamune® HPV	Published KEYNOTE-A18 Chemoradiotherapy + Pembrolizumab (KEYTRUDA®)
36-Month Survival Rate	Number of Versamune® HPV doses • 5 doses: 100% (N=8) • ≥2 doses: 84.4% (N=17)	82.6%
36-Month Progression Free Survival (PFS) Rate	Number of Versamune® HPV doses • 5 doses: 100% (N=8) • ≥2 doses: 74.9% (N=17)	69.3%
Complete Response (Metabolic)	88%	N/A

PDS Biotechnology

* For illustrative purposes only. Not a head-to-head comparison. No controlled or comparative studies have been conducted between Versamune® HPV and pembrolizumab

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Corroborating Biomarker/Clinical Support for Versamune® HPV

Elimination of Micro-Metastatic Tumors by Circulating Tumor DNA (ctDNA) Analysis[25]

Clinical: CD8 T Cell Accumulation in Tumor Correlated with Elimination of Circulating Cancer Cells (ctDNA)[17]

Representative Plot from a Single Versamune® HPV Treated Patient



Quantity of HPV+ tumor cell DNA circulating in patient blood
Quantity of killer T cells that infiltrated the patient's tumors
HPV16 Copies/ml Plasma
Brush Granzyme B (% CD8)
30
25
20
15
10
5
0
40
35
30
25
20
15
10
5
0
T0
Baseline
T1
T2
T3
Week 3
T4
T4B
T5
Week 24
Time
Brush GrsnB+ % CD8
HPV16 Copies/ml Plasma

- Study in locally advanced cervical cancer patients treated with Versamune® HPV and chemoradiotherapy
- 91.7% clearance of ctDNA at Week 5 vs 53.1% clearance with CRT alone[18]
- 5/5 tested HPV16-positive patients had undetectable ctDNA at 3-4 months[22]
- Undetectable ctDNA resulted in superior 2-year recurrence free survival (RFS) of 93% vs 30%[22]

PDS Biotechnology

Radiation Oncology Dept. Univ. of Texas MD Anderson Cancer Center

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 Objective Response Rate (ORR)  Progression Free Survival (PFS)  N=8  N=8  N=6  N=6  Corroborating Biomarker/Clinical Support for Versamune® HPV  Superior Survival and Response in HPV16-positive vs HPV16-negative R/M Cancers26      Study performed by National Cancer Institute

VERSATILE-003 First Line Recurrent/Metastatic HNSCC Trial Design

Aligned with FDA on Study Design and Initiation in Q1 2025


Study Start
Interim Analysis 1
Possible Early Approval
Interim Analysis 2
Possible Early Approval
Final
Analysis
Versamune® HPV +
Pembrolizumab
Patient Recruitment
Survival Follow-up
Pembrolizumab
(KEYTRUDA®)
Patient Recruitment
Survival Follow-up

Randomized controlled trial
- N = 351
- 2:1 randomization

Primary Endpoint
- Overall Survival (OS)

Secondary Endpoints
- Objective Response Rate (ORR)
- Disease Control Rate (DCR)
- Duration of Response (DoR)
- Progression Free Survival (PFS)

Key Eligibility Criteria
- HPV16-positive HNSCC
- CPS ≥1
- ≥18 years of age
- ECOG 0-1

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Late-Stage Head and Neck Cancer* Program as Value Catalyst

High-Value Lead Program With Strong KOL support

- Versamune® HPV is an HPV16-specific T cell stimulating immunotherapy
- Lead program addressing HPV16-positive recurrent and/or metastatic HNSCC
- $4-5B US & EU market potential for HPV16-positive HNSCC

Growing Unmet Need

- Rapidly growing HPV16-positive indication 50%+ of HNSCC
- Unique cancer with atypical presentation and physiology
- No current approved therapy for large HPV16-positive population

Phase 3 HNSCC Trial

- Phase 2 trial resulted in FDA Fast Track designation in R/M HNSCC
- Alignment with FDA on phase 3 trial design
- Trial planned to start in Q1 2025

Potential for Market Leadership Position

- Competing EGFR antibody approaches have reported weaker clinical responses in HPV-positive HNSCC compared to HPV-negative HNSCC
- Strong phase 2 trial safety, response and survival results warrant Phase 3 study
- Versamune® HPV is most clinically advanced HPV16 targeted program

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*Head and neck squamous cell carcinoma (HNSCC)

 Thank You  NASDAQ: PDSB

References

1. Tabatabaeian H et al, Navigating therapeutic strategies: HPV classification in head and neck cancer, *British Journal of Cancer*. (2024) 131: 220-230
2. Wang H, et al (2019) The Double-Edged Sword—How Human Papillomaviruses Interact With Immunity in Head and Neck Cancer, (2019*). Front. Immunol. 10:653.doi: 10.3389/fimmu.2019.00653*
3. https://sysmex-inostics.com/key-differences-between-hpv-positive-and-hpv-negative-head-and-neck-squamous-cell-carcinomas-hnscc/
4. Damgacioglu H, Sonawane K, Chhatwal J, et al. Long-term impact of HPV vaccination and COVID-19 pandemic on oropharyngeal cancer incidence and burden among men in the USA: A modeling Study. *The Lancet Regional Health – Americas*. 2022;8:100143.
5. CDC. HPV and Oropharyngeal Cancer. September 17, 2024. Accessed November 10, 2024. https://www.cdc.gov/cancer/hpv/oropharyngeal-cancer.html.
6. Saraiya M, Unger ER, Thompson TD, et al. US Assessment of HPV Types in Cancers: Implications for Current and 9-Valent HPV Vaccines. *J Natl Cancer Inst*. 2015;107(6):djv086.
7. Isayeva T, Li Y, Mawahu D, Brandwein-Gensler M. Human Papillomavirus in Non-Oropharyngeal Head and Neck Cancers: A Systematic Literature Review. *Head and Neck Pathol*. 2012;6:S104–S120.
8. Mazul AL, et al. Disparities in head and neck cancer incidence and trends by race/ethnicity and sex. *Head Neck*. 2023;45(1):75-84.
9. Lechner M et al HPV-associated oropharyngeal cancer: epidemiology, molecular biol and clinical management. *Nat Rev Clin Oncol*. 2022;19(5),306-327.
10. Triangle Research Group. PDS Proprietary Market Research Report. 2024.
11. Trosman SJ, Koyfman SA, Ward MC et al. Effect of Human Papillomavirus on Patterns of Distant Metastatic Failure in Oropharyngeal Squamous Cell Carcinoma Treated With Chemoradiotherapy. *JAMA Otolaryngol Head Neck Surg*. 2015;141(5):457-462. doi:10.1001/jamaoto.2015.136
12. Burtness B, Harrington KJ, Greil R, et al. Pembrolizumab alone or with chemotherapy versus cetuximab with chemotherapy for recurrent or metastatic squamous cell carcinoma of the head and neck (KEYNOTE-048): a randomized, open-label, phase 3 study. *Lancet*. 2019;394:1915-28. https://doi.org/10.1016/.
13. Harrington, KJ, Burtness B, Greil R, et al. Pembrolizumab With or Without Chemotherapy in Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma: Updated Results of the Phase III KEYNOTE-048 Study. *J Clin Oncol*. 2022;41:790-802. https://doi.org/10.1200/JCO.21.02508.
14. Licitra L, Tahara M, Harrington K, et al. Pembrolizumab With or Without Lenvatinib As First-Line Therapy for Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma (R/M HNSCC): Phase 3 LEAP-10 Study. Poster or Paper presented at: Multidisciplinary Head and Neck Cancers Symposium; February 29-March 2, 2024; Phoenix, AZ

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References (continued)

15. Weiss J et al. VERSATILE-002: Survival with First-Line Treatment with PDS0101 Therapeutic Vaccine and Pembrolizumab in HPV16-positive Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma (HNSCC). Poster Presented: ESMO Congress 2024; September 13-17, 2024; Barcelona, Spain.
16. Burtness B, Rischin D, Greil R, et al. Pembrolizumab Alone or With Chemotherapy for Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma in KEYNOTE-048: Subgroup Analysis by Programmed Death Ligand-1 Combined Positive Score. *J Clin Oncol*. 2022;40:2321-2332. https://doi.org/10.1200/JCO.21.02198.
17. PDSB Data on File: Data represents a 17May2024 data cut.
18. Price KAR, Kaczmar JM, Worden FP, et al. Safety and Efficacy of Immune Checkpoint Inhibitor (ICI) Naïve Cohort from Study of PDS0101 and Pembrolizumab in HPV16-positive Head and Neck Squamous Cell Carcinoma (HNSCC). Poster Presented at: ASCO Annual Meeting; June 2-6, 2023; Chicago, IL.
19. PDSB Data on File: Data represents a 30November2023 data cut.
20. Yoshida-Court K, Gjyshi O, Lin L, et al. IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771). Poster Presented at: SITC; November 8-12, 2022; Boston MA.
21. Xiao Q, Gjyshi O, Court K, et al. HPV Circulating Cell-Free DNA Kinetics in Cervical Cancer Patients Undergoing Definitive Chemoradiation. Poster Presented at: ASTRO 2023; October 1-4, 2023; San Diego, CA.
22. Lorusso D, Xiang Y, Hasegawa K, et al. Pembrolizumab Plus Chemoradiotherapy for High Risk Locally Advanced Cervical Cancer: Overall Survival Results from the Randomized, Double Blind, Phase 3 ENGOT cx11/GOG 3047/KEYNOTE A18 Study. Poster Presented at: ESMO Congress 2024; September 13-17, 2024; Barcelona, Spain.
23. Grippin AJ, Yoshida-Court K, O'Hara M, et al. IMMUNOCERV Phase II Trial Combining the HPV-specific T Cell Immunotherapy PDS0101 with Chemoradiation for Treatment of Locally Advanced Cervical Cancer. Poster Presented at: ASTRO 2024; September 29-October 2, 2024; Washington, DC.
24. Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. Antigen Priming with Enantiospecific Cationic Lipid Nanoparticles Induces Potent Antitumor CTL Responses through Novel Induction of a Type I IFN Response. *J Immunol*. 2019;202:3524-3536.
25. Seo A., et al, Human Papilloma Virus Circulating Cell-Free DNA Kinetics in Patients with Cervical Cancer Undergoing Definitive Chemoradiation, *Clinical Cancer Research, Jan. 10, 2025*.
26. National Cancer Institute (2023). Triple Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]
27. L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.

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